Exhibit 99
Press Release

Contact:	Claire M. Gulmi
Executive Vice President and
Chief Financial Officer
(615) 665-1283

AMSURG REPORTS FOURTH-QUARTER AND 2014 RESULTS

ESTABLISHES 2015 FINANCIAL GUIDANCE

NASHVILLE, Tenn. ─ (February 25, 2015) ─ Christopher A. Holden, President and Chief Executive Officer of AmSurg Corp. (NASDAQ: AMSG), today announced financial results for the fourth quarter and year ended December 31, 2014. The Company’s results for the quarter included:

•	Net revenues of $581.8 million, an increase of 108% from the fourth quarter of 2013;

•	Net earnings from continuing operations attributable to AmSurg common shareholders of $25.3 million; adjusted net earnings of $39.6 million, up 95% from the fourth quarter of 2013;

•
Net earnings per diluted share from continuing operations attributable to AmSurg common shareholders of $0.53; adjusted net earnings per diluted share of $0.77, up 22% on 60% higher diluted shares outstanding; and

•	Adjusted EBITDA of $111.0 million, a 123% increase from the fourth quarter of 2013.

See pages 6 and 7 for a reconciliation of all GAAP and non-GAAP financial results.

For the year ended December 31, 2014, net revenues increased 53% to $1.62 billion from 2013. Net earnings from continuing operations attributable to AmSurg common shareholders were $50.8 million for 2014, and adjusted net earnings increased 53% to $114.2 million from 2013. Net earnings per diluted share from continuing operations attributable to AmSurg common shareholders were $1.28 for 2014, and adjusted net earnings per diluted share were $2.75, up 18% from 2013 on 30% higher diluted shares outstanding. Adjusted EBITDA for 2014 was $304.5 million.

Mr. Holden commented, “AmSurg generated strong financial performance for the fourth quarter of 2014. We are pleased with our 22% growth in adjusted net earnings per diluted share from the fourth quarter of 2013. Sheridan made a significant contribution in its first full quarter as a part of the Company. Operational integration with Sheridan is essentially completed. A strong cultural affinity between the two organizations has been a key factor to our smooth transition. At our core, we share a vision and commitment to build physician-centric organizations to ensure delivery of the highest quality care.

“The Company remains committed to the investment thesis for the AmSurg / Sheridan combination. We have achieved our targeted cost synergies and remain confident in our plan to achieve the $5 million of revenue synergies through a combination of acquisition, new contracts and health system ASC joint ventures. In the fourth quarter, we completed two physician services acquisitions and converted to Sheridan anesthesia at one of our ASCs. We have a strong development pipeline for both ambulatory and physician services. The market is active with ample opportunity to deploy our target of over $200 million in development capital in 2015. We are pleased with our early momentum and the breadth of outstanding synergistic opportunities. We believe our differentiated market position and current market conditions support our positive outlook and guidance for 2015.”

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AMSG Reports Fourth-Quarter Results

February 25, 2015

Ambulatory Services

Net revenues for Ambulatory Services increased 6% for the fourth quarter of 2014, to $295.7 million from $279.1 million for the fourth quarter of 2013. Same-center revenue grew 1.1% for the fourth quarter compared with the fourth quarter of 2013 and increased 0.7% for full-year 2014. Adjusted EBITDA increased 4% to $51.9 million for the fourth quarter of 2014 from $49.7 million for the same prior-year quarter. Adjusted EBITDA margin was 17.6% for the fourth quarter of 2014 compared with 17.8% for the fourth quarter of 2013.

During the fourth quarter, Ambulatory Services acquired four ambulatory surgery centers, including one center acquired as part of the Sheridan transaction, and disposed of one center. Ambulatory Services acquired 10 centers for the full year and had 246 centers in operation at year end. There were also five centers under letter of intent at year end, one of which has since been acquired, and two centers under development, one of which is expected to open in 2015.

Physician Services

Net revenues for Physician Services were $286.1 million for the fourth quarter of 2014. Adjusted EBITDA was $59.1 million for the latest quarter, and adjusted EBITDA margin was 20.7%.

Comparable-quarter revenue growth for Physician Services was 17.4% and was comprised of 7.2% growth in same contract revenues, 2.3% growth in new contract revenues and 7.9% growth in acquisition revenues. Organic growth in net revenues totaled 11.4% for the fourth quarter of 2014 reflecting a 9.7% increase in same contract revenues and a 1.7% increase in new contract revenues. Same contract revenue growth for the fourth quarter was comprised of a 2.2% increase in patient encounters and a 7.4% increase in net revenue per patient encounter. Organic growth increased 8.5% for 2014 from 2013, reflecting a 6.3% increase in same contract revenues and a 2.2% increase in new contract revenues. Same contract revenue growth for 2014 was comprised of a 2.3% increase in patient encounters and a 4.0% increase in net revenue per patient encounter.

During the fourth quarter, Physician Services completed two acquisitions of children’s services practices. Subsequent to the end of 2014, two additional acquisitions were completed, which have previously been announced.

Liquidity

At the end of 2014, AmSurg had cash and cash equivalents of $208.1 million and availability of $300.0 million under its revolving credit facility. Net cash flows from operations, less distributions to noncontrolling interests and excluding transaction-related costs, were $91.7 million for the fourth quarter. For full-year 2014, net cash flows from operations, less distributions to noncontrolling interests and excluding transaction-related costs, were $267.3 million. The Company’s ratio of total debt at the end of 2014 to trailing 12 months EBITDA as calculated under the Company’s credit agreement was 5.3.

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AMSG Reports Fourth-Quarter Results

February 25, 2015

Guidance

AmSurg today is establishing its financial and operating guidance for 2015 and for the first quarter of the year. The Company’s guidance for adjusted net earnings per diluted share from continuing operations attributable to common shareholders (“Adjusted EPS”) excludes transaction and severance costs related to acquisitions, acquisition-related amortization expense, gains or losses on deconsolidations and share-based compensation expense. The Company’s guidance for the first quarter of 2015 includes the normal season impact of higher salaries and benefits expense at the start of a new year, as well as ongoing trends in compensation. The Company’s guidance is as follows:

•	Revenues in a range of $2.44 billion to $2.47 billion;

•	Same-center revenue increase of 1% to 3% for Ambulatory Services, 5% to 7% organic revenue growth in Physician Services;

•	Adjusted EBITDA of $445 million to $451 million;

•	Adjusted EPS in a range of $3.24 to $3.32; and

•	For the first quarter of 2015, adjusted EPS in a range of $0.55 to $0.58, which includes the higher salary-related expenses historically experienced in Physician Services.

The information contained in the preceding paragraphs, including information regarding the Company’s financial results for future periods, is forward-looking information. Forward-looking information involves known and unknown risks and uncertainties as described below. There can be no assurance that AmSurg will attain the financial targets set forth in this press release. The Company’s actual results and performance could differ materially from those expressed or implied by the forward-looking information contained in this press release.

For the first quarter and full year of 2015, non-GAAP adjusted net earnings per diluted share from continuing operations exclude acquisition-related transaction costs, acquisition-related amortization expense, gains and losses on deconsolidation and share-based compensation expense, net of the tax impact thereon (see pages 6 and 7 for a reconciliation of all GAAP and non-GAAP financial results).

Conference Call

AmSurg Corp. will hold a conference call to discuss this release Thursday, February 26, 2015, at 9:00 a.m. Eastern time. Investors will have the opportunity to listen to the conference call over the Internet by going to www.amsurg.com and clicking “Investors” at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call and continue for 30 days.

Safe Harbor

This press release contains forward-looking statements. These statements, which have been included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by important factors, including, but not limited to, the following risks: the risk that payments from third-party payors, including government healthcare programs, may decrease or not increase as costs increase; the potential loss of collections and revenue if the Company is unable to timely enroll providers in the Medicare and Medicaid programs; the Company’s ability to acquire and develop additional surgery centers and its ability to acquire or develop additional relationships with providers for outsourced physician services on favorable terms; the Company’s ability to compete for physician partners, managed care contracts, patients and strategic relationships; adverse developments affecting the medical practices of the Company’s physician partners and affiliated practices; the Company’s ability to maintain favorable relations with its physician partners, affiliated practices and clients; the Company’s ability to grow

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AMSG Reports Fourth-Quarter Results

February 25, 2015

revenues by increasing procedure volume while maintaining operating margins and profitability within its existing centers and outsourced physician services operations; the Company’s ability to manage the growth in its business, successfully integrate and operate acquired businesses and achieve expected benefits from acquisitions; the Company’s ability to obtain sufficient capital resources to complete acquisitions and develop new surgery centers or operations related to its outsourced physician services; the Company’s ability to generate sufficient cash to service all of its indebtedness; adverse weather and other factors beyond the Company’s control that may affect its surgery centers or operations of its outsourced physician services; the Company’s failure to comply with applicable laws and regulations; the Company’s failure to effectively and timely transition to the ICD-10 coding system; the risk of changes in legislation, regulations or regulatory interpretations that may negatively affect the Company; the risk of becoming subject to federal and state investigation; the risk from an unpredictable impact of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; the risk of regulatory changes that may obligate the Company to buy out interests of physicians who are minority owners of its surgery centers; the risk that non-competition agreements in place with the Company’s physicians or other clinical employees may not be enforceable; the risk of payment delays, forfeiture of payment or civil and criminal penalties related to failing to satisfy any notification and reapplication requirements for any acquired companies to maintain licensure, certification and other authorities to operate after an acquisition; potential liabilities associated with the Company’s status as a general partner of limited partnerships; liabilities for claims brought against the Company; the risk that the Company’s reserves established with respect to its losses covered under its insurance programs are not adequate; the Company’s legal responsibility to minority owners of its surgery centers, which may conflict with its interests and prevent the Company from acting solely in its best interests; potential write-offs of the impaired portion of intangible assets; and potential liabilities relating to the tax deductibility of goodwill; and other risk factors described in AmSurg’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2014, and Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as updated by other filings with the Securities and Exchange Commission. Consequently, actual results, performance or developments may differ materially from the forward-looking statements included above. AmSurg disclaims any intent or obligation to update these forward-looking statements.

About AmSurg

AmSurg Corp. operates an Ambulatory Services business that acquires, develops and operates ambulatory surgery centers in partnership with physician practice groups throughout the U.S. AmSurg also operates a Physician Services business that provides outsourced physician services in multiple specialties to hospitals, ASCs and other healthcare facilities, primarily in the areas of anesthesiology, children’s services, emergency medicine and radiology. Through these businesses as of December 31, 2014, AmSurg owns and operates 246 ASCs in 34 states and provides physician services in 24 states, employing more than 2,800 physicians and other healthcare professionals.

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP. Unaudited Selected Consolidated Financial and Operating Data (In thousands, except earnings per share)

	Three Months Ended December 31,		Year Ended December 31,
Statement of Earnings Data:	2014	2013	2014	2013
Revenues	$645,619	$279,095	$1,738,950	$1,057,196
Provision for uncollectibles	(63,808)	—	(117,001)	—
Net revenues	581,811	279,095	1,621,949	1,057,196
Operating expenses:
Salaries and benefits	288,037	84,658	694,576	327,585
Supply cost	43,732	41,462	164,296	153,126
Other operating expenses	93,685	58,041	284,928	216,501
Transaction costs	5,209	15	33,890	300
Depreciation and amortization	22,811	8,330	60,344	32,400
Total operating expenses	453,474	192,506	1,238,034	729,912
Gain on deconsolidation	—	—	3,411	2,237
Equity in earnings of unconsolidated affiliates	3,577	958	7,038	3,151
Operating income	131,914	87,547	394,364	332,672
Interest expense, net	30,379	7,184	83,285	29,525
Debt extinguishment costs	—	—	16,887	—
Earnings from continuing operations before income taxes	101,535	80,363	294,192	303,147
Income tax expense	22,301	13,015	48,103	48,654
Net earnings from continuing operations	79,234	67,348	246,089	254,493
Net earnings (loss) from discontinued operations	(150)	3,820	(1,296)	7,051
Net earnings	79,084	71,168	244,793	261,544
Less net earnings attributable to noncontrolling interests	51,705	51,610	191,092	188,841
Net earnings attributable to AmSurg Corp. shareholders	27,379	19,558	53,701	72,703
Preferred stock dividends	(2,264)	—	(4,503)	—
Net earnings attributable to AmSurg Corp. common shareholders	$25,115	$19,558	$49,198	$72,703

Amounts attributable to AmSurg Corp. common shareholders:
Earnings from continuing operations, net of income tax	$25,311	$18,931	$50,777	$71,009
Earnings (loss) from discontinued operations, net of income tax	(196)	627	(1,579)	1,694
Net earnings attributable to AmSurg Corp. common shareholders	$25,115	$19,558	$49,198	$72,703
Basic earnings per share attributable to AmSurg Corp. common shareholders:
Net earnings from continuing operations	$0.53	$0.60	$1.29	$2.27
Net earnings (loss) from discontinued operations	—	0.02	(0.04)	0.05
Net earnings	$0.53	$0.62	$1.25	$2.32
Diluted earnings per share attributable to AmSurg Corp. common shareholders:
Net earnings from continuing operations	$0.53	$0.59	$1.28	$2.22
Net earnings (loss) from discontinued operations	—	0.02	(0.04)	0.05
Net earnings	$0.53	$0.61	$1.24	$2.28
Weighted average number of shares and share equivalents outstanding:
Basic	47,384	31,549	39,311	31,338
Diluted	47,828	32,082	39,625	31,954

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP. Unaudited Selected Consolidated Financial and Operating Data, continued (In thousands, except earnings per share)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Reconciliation of net earnings to Adjusted net earnings (1):
Net earnings attributable to AmSurg Corp. shareholders	$27,379	$19,558	$53,701	$72,703
(Earnings) loss from discontinued operations	327	510	2,220	(1,694)
Amortization of purchased intangibles	12,179	—	22,148	—
Share-based compensation	2,716	2,251	10,104	8,321
Gain on deconsolidation	—	—	(3,411)	(2,237)
Transaction costs	5,209	15	33,890	300
Debt extinguishment costs	—	—	16,887	—
Deferred financing write-off	—	—	12,763	—
Total pre-tax adjustments	20,431	2,776	94,601	4,690
Tax effect	8,172	2,046	34,140	2,560
Total adjustments, net	12,259	730	60,461	2,130
Adjusted net earnings	$39,638	$20,288	$114,162	$74,833

Basic shares outstanding	47,384	31,549	39,311	31,338
Effect of dilutive securities options and non-vested shares	3,891	533	2,152	616
Diluted shares outstanding, if converted	51,275	32,082	41,463	31,954

Adjusted earnings per share	$0.77	$0.63	$2.75	$2.34

Reconciliation of net earnings to Adjusted EBITDA (2):
Net earnings attributable to AmSurg Corp. shareholders	$27,379	$19,558	$53,701	$72,703
(Earnings) loss from discontinued operations	196	(627)	1,579	(1,694)
Interest expense, net	30,379	7,184	83,285	29,525
Income tax expense	22,301	13,015	48,103	48,654
Depreciation and amortization	22,811	8,330	60,344	32,400
EBITDA	103,066	47,460	247,012	181,588
Adjustments:
Share-based compensation	2,716	2,251	10,104	8,321
Transaction costs	5,209	15	33,890	300
Gain on deconsolidation	—	—	(3,411)	(2,237)
Debt extinguishment costs	—	—	16,887	—
Total adjustments	7,925	2,266	57,470	6,384
Adjusted EBITDA	$110,991	$49,726	$304,482	$187,972

Segment Information:
Ambulatory Services Adjusted EBITDA	$51,904	$49,726	$197,377	$187,972
Physician Services Adjusted EBITDA	59,087	—	107,105	—
Adjusted EBITDA	$110,991	$49,726	$304,482	$187,972

Net Revenue by Segment:
Ambulatory Services	$295,729	$279,095	$1,109,935	$1,057,196
Physician Services	286,082	—	512,014	—
Total net revenue	$581,811	$279,095	$1,621,949	$1,057,196

See footnotes on page 12

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP. Unaudited Selected Consolidated Financial and Operating Data, continued (In thousands, except earnings per share and operating data)

	Three Months Ended December 31,		Year Ended December 31,
Operating Data- Ambulatory Services:	2014	2013	2014	2013
Centers in operation at end of period (consolidated)	237	233	237	233
Centers in operation at end of period (unconsolidated)	9	3	9	3
Average number of continuing centers in operation (consolidated)	235	232	233	230
New centers added during the period	4	1	10	6
Centers discontinued during the period	1	2	6	3
Centers under development/not opened at end of period	2	—	2	—
Centers under letter of intent at end of period	5	5	5	5
Average revenue per consolidated center	$1,258	$1,203	$4,755	$4,594
Same center revenues increase	1.1%	2.0%	0.7%	0.6%
Procedures performed during the period at consolidated centers	434,285	421,364	1,645,350	1,609,761

Operating Data- Physician Services:	Three Months Ended December 31, 2014	Year Ended December 31, 2014
Same contract revenue growth	9.7%	6.3%
New contract revenue growth	1.7%	2.2%
Total organic revenue growth	11.4%	8.5%

	Three Months Ended March 31, 2015		Year Ended December 31, 2015
2015 Guidance Reconciliation:	Low	High	Low	High
Reconciliation of net earnings to Adjusted net earnings (1):
Net earnings attributable to AmSurg Corp. shareholders	$18,500	$20,000	$127,500	$131,500
Amortization of purchased intangibles	12,000	12,000	50,000	50,000
Share-based compensation	3,800	3,800	13,800	13,800
Transaction costs	450	450	1,800	1,800
Total pre-tax adjustments	16,250	16,250	65,600	65,600
Tax effect	6,500	6,500	26,240	26,240
Total adjustments, net	9,750	9,750	39,360	39,360
Adjusted net earnings	$28,250	$29,750	$166,860	$170,860

Diluted shares outstanding, if converted	51,500	51,500	51,500	51,500

Adjusted earnings per share	$0.55	$0.58	$3.24	$3.32

Reconciliation of net earnings to Adjusted EBITDA (2):
Net earnings attributable to AmSurg Corp. shareholders			$127,500	$131,500
Interest expense, net			121,000	120,800
Income tax expense			84,900	87,600
Depreciation and amortization			96,000	95,500
EBITDA			429,400	435,400
Adjustments:
Share-based compensation			13,800	13,800
Transaction costs			1,800	1,800
Total adjustments			15,600	15,600
Adjusted EBITDA			$445,000	$451,000
See footnotes on page 12

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP. Unaudited Selected Consolidated Financial and Operating Data, continued (In thousands)

	December 31,	December 31,
Balance Sheet Data:	2014	2013
Assets
Current assets:
Cash and cash equivalents	$208,079	$50,840
Restricted cash and marketable securities	10,219	—
Accounts receivable, net of allowance of $113,357 and $27,862, respectively	233,053	105,072
Supplies inventory	19,974	18,414
Prepaid and other current assets	115,362	36,699
Total current assets	586,687	211,025
Property and equipment, net	180,448	163,690
Investments in unconsolidated affiliates	75,475	15,526
Goodwill	3,381,149	1,758,970
Intangible assets, net	1,273,879	27,867
Other assets	25,886	866
Total assets	$5,523,524	$2,177,944
Liabilities and Equity
Current liabilities:
Current portion of long-term debt	$18,826	$20,844
Accounts payable	29,585	27,501
Accrued salaries and benefits	140,044	32,294
Accrued interest	29,644	1,885
Other accrued liabilities	67,986	7,346
Total current liabilities	286,085	89,870
Long-term debt	2,232,186	583,298
Deferred income taxes	633,480	176,020
Other long-term liabilities	89,443	25,503
Commitments and contingencies
Noncontrolling interests – redeemable	184,099	177,697
Equity:
Mandatory convertible preferred stock, no par value, 5,000 shares authorized, 1,725 and 0 shares issued and outstanding, respectively	166,632	—
Common stock, no par value, 70,000 shares authorized, 48,113 and 32,353 shares outstanding, respectively	885,393	185,873
Retained earnings	627,522	578,324
Total AmSurg Corp. equity	1,679,547	764,197
Noncontrolling interests – non-redeemable	418,684	361,359
Total equity	2,098,231	1,125,556
Total liabilities and equity	$5,523,524	$2,177,944

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP. Unaudited Selected Consolidated Financial and Operating Data, continued (In thousands)

	Three Months Ended December 31,		Year Ended December 31,
Statement of Cash Flow Data:	2014	2013	2014	2013
Cash flows from operating activities:
Net earnings	$79,084	$71,168	$244,793	$261,544
Adjustments to reconcile net earnings to net cash flows provided by operating activities:
Depreciation and amortization	22,811	8,330	60,344	32,400
Amortization of deferred loan costs	2,070	—	17,715	1,977
Provision for uncollectibles	69,559	—	139,274	21,947
Net (gain) loss on sale of long-lived assets	375	(1,552)	2,843	(1,468)
Gain on deconsolidation	—	—	(3,411)	(2,237)
Share-based compensation	2,716	2,251	10,104	8,321
Excess tax benefit from share-based compensation	(889)	(5,357)	(3,177)	(7,247)
Deferred income taxes	(608)	8,528	30,780	38,363
Equity in earnings of unconsolidated affiliates	(3,577)	(958)	(7,038)	(3,151)
Debt extinguishment costs	—	—	4,536	—
Increases (decreases) in cash and cash equivalents, net of acquisitions and dispositions:
Accounts receivable	(71,905)	142	(137,663)	(23,244)
Supplies inventory	(274)	470	(206)	132
Prepaid, supplies and other current assets	15,323	(4,307)	(9,091)	(5,308)
Accounts payable	1,567	3,264	(8,440)	441
Accrued expenses and other liabilities	17,807	(127)	66,175	6,693
Other, net	2,261	2,039	4,833	3,661
Net cash flows provided by operating activities	136,320	83,891	412,371	332,824
Cash flows from investing activities:
Acquisitions and related expenses	(45,410)	(14,139)	(2,184,058)	(73,594)
Acquisition of property and equipment	(17,108)	(8,145)	(40,217)	(28,856)
Proceeds from sale of interests in surgery centers	2,100	3,402	7,069	3,553
Purchases of marketable securities	(2,988)	—	(6,474)	—
Maturities of marketable securities	3,486	—	3,486	—
Other	(7,023)	52	(4,941)	159
Net cash flows used in investing activities	(66,943)	(18,830)	(2,225,135)	(98,738)
Cash flows from financing activities:
Proceeds from long-term borrowings	2,559	32,769	2,048,958	162,204
Repayment on long-term borrowings	(5,432)	(50,407)	(408,475)	(202,083)
Distributions to noncontrolling interests	(50,654)	(47,068)	(190,097)	(184,149)
Proceeds from preferred stock offering	—	—	172,500	—
Cash dividends for preferred shares	(2,264)	—	(4,503)	—
Proceeds from common stock offering	—	—	439,875	—
Proceeds from issuance of common stock upon exercise of stock options	480	10,060	2,630	33,349
Repurchase of common stock	(1,725)	(10,483)	(4,615)	(45,964)
Excess tax benefit from share-based compensation	889	5,357	3,177	7,247
Payments of equity issuance costs	(128)	—	(24,494)	—
Financing costs incurred	(138)	(65)	(65,811)	(1,322)
Other	1,034	113	858	1,074
Net cash flows provided by (used in) financing activities	(55,379)	(59,724)	1,970,003	(229,644)
Net increase in cash and cash equivalents	13,998	5,337	157,239	4,442
Cash and cash equivalents, beginning of year	194,081	45,503	50,840	46,398
Cash and cash equivalents, end of year	$208,079	$50,840	$208,079	$50,840

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP.
Unaudited Selected Consolidated Financial and Operating Data, continued
(In thousands, except earnings per share)

Presented below is certain statement of earnings and operating data for 2014, which have been restated in order to present additional discontinued operations.

	For the Three Months Ended			For the Nine Months Ended
	March, 31	June 30,	Sept. 30,	Sept. 30,
Statement of Earnings Data:	2014	2014	2014	2014
Revenue	$259,561	$278,227	$555,543	$1,093,331
Provision for uncollectibles	—	—	(53,193)	(53,193)
Net revenue	259,561	278,227	502,350	1,040,138
Operating expenses:
Salaries and benefits	82,149	84,053	240,337	406,539
Supply cost	37,805	40,873	41,886	120,564
Other operating expenses	54,168	55,812	81,263	191,243
Transaction costs	—	3,579	25,102	28,681
Depreciation and amortization	8,259	8,436	20,838	37,533
Total operating expenses	182,381	192,753	409,426	784,560
Gain on deconsolidation	2,045	1,366	—	3,411
Equity in earnings of unconsolidated affiliates	764	539	2,158	3,461
Operating income	79,989	87,379	95,082	262,450
Interest expense, net	6,960	6,892	39,054	52,906
Debt extinguishment costs	—	—	16,887	16,887
Earnings from continuing operations before income taxes	73,029	80,487	39,141	192,657
Income tax expense	12,982	12,798	22	25,802
Net earnings from continuing operations	60,047	67,689	39,119	166,855
Net earnings (loss) from discontinued operations	68	483	(1,697)	(1,146)
Net earnings	60,115	68,172	37,422	165,709
Net earnings attributable to noncontrolling interests	42,920	49,211	47,256	139,387
Net earnings (loss) attributable to AmSurg Corp. shareholders	17,195	18,961	(9,834)	26,322
Preferred stock dividends	—	—	(2,239)	(2,239)
Net earnings (loss) attributable to AmSurg Corp. common shareholders	$17,195	$18,961	$(12,073)	$24,083

Amounts attributable to AmSurg Corp. common shareholders:
Earnings (loss) from continuing operations, net of income tax	$17,392	$18,771	$(10,697)	$25,466
Earnings (loss) from discontinued operations, net of income tax	(197)	190	(1,376)	(1,383)
Net earnings (loss) attributable to AmSurg Corp. common shareholders	$17,195	$18,961	$(12,073)	$24,083
Basic earnings (loss) per share attributable to AmSurg Corp. common shareholders:
Net earnings (loss) from continuing operations	$0.55	$0.59	$(0.23)	$0.70
Net earnings (loss) from discontinued operations	(0.01)	0.01	(0.03)	(0.04)
Net earnings (loss)	$0.54	$0.60	$(0.26)	$0.66
Diluted earnings (loss) per share attributable to AmSurg Corp. common shareholders:
Net earnings (loss) from continuing operations	$0.54	$0.58	$(0.23)	$0.69
Net earnings (loss) from discontinued operations	(0.01)	0.01	(0.03)	(0.04)
Net earnings (loss)	$0.54	$0.59	$(0.26)	$0.65
Weighted average number of shares and share equivalents outstanding:
Basic	31,716	31,825	46,320	36,620
Diluted	32,120	32,233	46,320	37,026

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP.
Unaudited Selected Consolidated Financial and Operating Data, continued
(In thousands, except earnings per share)

Presented below is certain statement of earnings and operating data for 2013, which have been restated in order to present additional discontinued operations.

	For the Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	Year Ended
Statement of Earnings Data:	2013	2013	2013	2013	Dec. 31, 2013
Net revenues	$253,364	$262,497	$262,240	$279,095	$1,057,196
Operating expenses:
Salaries and benefits	79,839	79,897	83,191	84,658	327,585
Supply cost	36,377	38,144	37,143	41,462	153,126
Other operating expenses	51,269	52,417	54,774	58,041	216,501
Transaction costs	35	140	110	15	300
Depreciation and amortization	7,874	7,986	8,210	8,330	32,400
Total operating expenses	175,394	178,584	183,428	192,506	729,912
Gain on deconsolidation	2,237	—	—	—	2,237
Equity in earnings of unconsolidated affiliates	402	696	1,095	958	3,151
Operating income	80,609	84,609	79,907	87,547	332,672
Interest expense, net	7,540	7,509	7,292	7,184	29,525
Earnings from continuing operations before income taxes	73,069	77,100	72,615	80,363	303,147
Income tax expense	12,001	12,493	11,145	13,015	48,654
Net earnings from continuing operations	61,068	64,607	61,470	67,348	254,493
Net earnings from discontinued operations	1,205	1,229	797	3,820	7,051
Net earnings	62,273	65,836	62,267	71,168	261,544
Net earnings attributable to noncontrolling interests	44,462	47,273	45,496	51,610	188,841
Net earnings attributable to AmSurg Corp. common shareholders	$17,811	$18,563	$16,771	$19,558	$72,703

Amounts attributable to AmSurg Corp. common shareholders:
Earnings from continuing operations, net of income tax	$17,349	$18,093	$16,636	$18,931	$71,009
Discontinued operations, net of income tax	462	470	135	627	1,694
Net earnings attributable to AmSurg Corp. common shareholders	$17,811	$18,563	$16,771	$19,558	$72,703
Basic earnings per share attributable to AmSurg Corp. common shareholders:
Net earnings from continuing operations	$0.56	$0.58	$0.53	$0.60	$2.27
Net earnings from discontinued operations	0.01	0.02	—	0.02	0.05
Net earnings	$0.57	$0.59	$0.53	$0.62	$2.32
Diluted earnings per share attributable to AmSurg Corp. common shareholders:
Net earnings from continuing operations	$0.54	$0.57	$0.52	$0.59	$2.22
Net earnings from discontinued operations	0.01	0.01	—	0.02	0.05
Net earnings	$0.56	$0.58	$0.52	$0.61	$2.28
Weighted average number of shares and share equivalents outstanding:
Basic	31,217	31,208	31,376	31,549	31,338
Diluted	31,881	31,862	31,991	32,082	31,954

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AMSG Reports Fourth-Quarter Results

February 25, 2015

AMSURG CORP.
Footnotes to Reconciliations of Non-GAAP Measures to GAAP Measures

(1)
We believe the calculation of adjusted net earnings from continuing operations per diluted share attributable to AmSurg Corp. common shareholders provides a better measure of our ongoing performance and provides better comparability to prior periods because it excludes the gains or loss from deconsolidations, which are non-cash in nature, acquisition costs, including associated debt extinguishment costs and deferred financing write-off, and acquisition-related amortization expense (the majority of which relate to the Sheridan transaction and which are of a nature and significance not generally associated with our historical individual center acquisition activity) and share-based compensation expense. Adjusted net earnings from continuing operations per diluted share attributable to AmSurg Corp. common shareholders should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the item excluded from it is a significant component in understanding and assessing financial performance. Because adjusted net earnings from continuing operations per diluted share attributable to AmSurg Corp. common shareholders is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. For purposes of calculating adjusted earnings per share, the Company utilizes the if-converted method to determine the number of diluted shares outstanding. In periods where utilizing the if-converted method is anti-dilutive, the mandatory convertible preferred stock will not be included in the calculation of diluted shares outstanding.

(2)
We define Adjusted EBITDA of AmSurg as earnings before interest, income taxes, depreciation, amortization, share-based compensation, acquisition costs and gains or losses on deconsolidations and discontinued operations. Adjusted EBITDA should not be considered a measure of financial performance under generally accepted accounting principles. Items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA is an analytical indicator used by management and the health care industry to evaluate company performance, allocate resources and measure leverage and debt service capacity. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies. Net earnings from continuing operations attributable to AmSurg Corp. common shareholders is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to Adjusted EBITDA as defined.

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